Computational Material for

RALI Series 2005-QA6 Trust

New Issue Computational Materials

$564,937,300 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6

RALI Series 2005-QA6 Trust

Issuer

Residential Accredit Loans, Inc.

Depositor

Residential Funding Corporation

Seller and Master Servicer

May 12, 2005

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Material for

RALI Series 2005-QA6 Trust

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation (“RFC”) and its affiliates. RFSC is a wholly owned subsidiary of RFC.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Material for

RALI Series 2005-QA6 Trust

RALI Series 2005-QA6 Trust Structure Summary

May 12, 2005

$564,937,300 (Approximate - Subject to Revision)

PRELIMINARY - Characteristics of the Offered Certificates

PRELIMINARY OFFERED CERTIFICATES
Class (2)	Group	Original Balance	Pass-Through Rate	Expected S&P / Moody's	WAL to Roll Date (1)
CB-I	I	168,368,000	5.270%	AAA / Aaa	1.88
NB-I	II	111,081,000	5.346%	AAA / Aaa	1.88
CB-II	III	150,749,000	5.512%	AAA / Aaa	2.50
NB-II 1	IV	65,529,000	5.566%	AAA / Aaa	2.51
NB-II 2	IV	7,281,000	5.566%	AAA / Aaa	2.51
A-3A	V	25,752,900	5.650%	AAA / Aaa	1.88
A-3B	V	6,849,000	5.650%	AAA / Aaa	6.47
R	I	100	5.270%	AAA / Aaa	-
M-1	I to V	12,940,000	5.417%	AA / Aa2	3.56
M-2	I to V	9,774,900	5.417%	A / A2	3.56
M-3	I to V	6,612,400	5.417%	BBB / Baa2	3.56
Total Offered Certificates:		$564,937,300
PRELIMINARY NON-OFFERED CERTIFICATES (3)
Class (2)	Group	Original Balance	Pass-Through Rate	Expected S&P / Moody's (1 of 2)	WAL to Roll Date (4)
B-1	I to V	4,312,400	5.417%	BB/ Ba2	6.03
B-2	I to V	3,450,000	5.417%	B / B2	6.03
B-3	I to V	2,300,300	5.417%	NA / NA	6.03
Total Class B Certificates		$10,062,700
Total Offered and Non-Offered Certificates:		$575,000,000
(1) - Each of the respective Offered Certificates are run at the Pricing Speed to its respective assumed months to initial Rate Adjustment Date.
(2) - Class sizes subject to a 10% variance, from the FINAL class sizing.
(3) - The information presented for non-offered certificates is provided to assist your understanding of the offered certificates.
(4) - Each of the respective Non-Offered Certificates are run at the Pricing Speed to the respective Maturity Date.

Pricing Speed:	25% CPR for all Certificates.

Issuer:	RALI Series 2005-QA6 Trust.
Series Name:	Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6.
Depositor:	Residential Accredited Loans Inc. (“RALI”), an affiliate of the Master Servicer.
Master Servicer:	Residential Funding Corporation (“RFC”).
Trustee:	Deutsche Bank Trust Company Americas.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Material for

RALI Series 2005-QA6 Trust

Underwriter:	Residential Funding Securities Corporation
Cut-off Date:	May 1, 2005.
Closing Date:	On or about May 31, 2005.

Offered Certificates:

The Classes CB-I, NB-I, CB-II, NB-II 1 NB-II 2, A-3A, A-3B and Class R are herein referred to as the “Class A Certificates” and the Classes M-1, M-2 and M-3, are herein referred to as the “Class M Certificates”. The Class A Certificated and Class M Certificates, collectively, are herein referred to as the “Offered Certificates”.

Non-Offered Certificates:	Class B Certificates.
Distribution Date:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in June 2005.

ERISA Eligibility:

The Class A Certificates and the Class M Certificates may be eligible for purchase by persons investing assets of employee benefit plans, individual retirement accounts or other arrangements subject to ERISA or 4975 of the Code, subject to considerations described in the prospectus supplement. The Class R Certificates generally will not be eligible for purchase by or with assets of such plans.

SMMEA:	When issued, the Class A, Class R and Class M-1 Certificates will, and the Class M-2 Certificates and Class M-3 Certificates will not, be “mortgage related securities” for the purposes of SMMEA.
Registration:	The Offered Certificates, other than the Class R Certificates, will be available in book-entry form through DTC, Clearstream and Euroclear.
Federal Tax Treatment:	The trust will make one or more REMIC elections.
Mortgage Loans:

The aggregate principal balance of the mortgage pool as of the Cut-Off Date is approximately $575,000,000 and consists of approximately ☐ one- to four-family residential hybrid adjustable-rate first lien mortgage loans, divided into five loan groups:

Group I is comprised of approximately $[180,750,000] and consists of approximately [  ] 3/1 and 3/6 hybrid mortgage loans that have agency conforming balances secured by first liens on residential properties;

Group II is comprised of approximately $[119,250,000] and consists of approximately [  ] 3/1 and 3/6 hybrid mortgage loans that are secured by first liens on residential properties;

Group III is comprised of approximately $[161,835,000] and consists of approximately [  ] 5/1 and 5/6 hybrid mortgage loans that have agency conforming balances secured by first liens on residential properties;

Group IV is comprised of approximately $[78,165,000] and consists of approximately [  ] 5/1 and 5/6 hybrid mortgage loans that are secured by first liens on residential properties; and

Group V is comprised of approximately $[35,000,000] and consists of approximately [  ] 7/1 and 7/6 hybrid mortgage loans that are secured by first liens on residential properties.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Material for

RALI Series 2005-QA6 Trust

Distributions of Offered Certificates:

On each monthly distribution date, the trustee will make distributions to investors.

Except as provided in this prospectus supplement, the Class CB-I Certificates and the Class R Certificates will receive payments primarily from loan group I; the Class NB-I Certificates and Class CB-II Certificates, will receive payments primarily from loan group II and III respectively; the Class NB-II 1 Certificates and Class NB-II 2 Certificates will receive payments primarily from loan group IV; the Class A-3A Certificates and Class A-3B Certificates will receive payments primarily from loan group V. The Class M Certificates and Class B Certificates will receive payments from all five loan groups.

Principal and Interest Advancing:

For any month, if the Master Servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the Master Servicer will advance its own funds to cover that shortfall. However, the Master Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

Compensating Interest:

For any Distribution Date, the Master Servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate principal balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.